                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 19, 2001




                              ATC HEALTHCARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-11380             11-2650500
-------------------------------     ------------       -------------------
(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)     file number)       Identification No.)


1983 Marcus Avenue, Lake Success, New York                   11042
------------------------------------------                 ----------
 (Address of principal executive offices)                  (Zip Code)


                                 (516) 750-1600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS


              Company's press release dated December 4, 2001 announcing its intent to purchase its largest franchise is filed herewith as
              Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS
          and EXHIBITS


          c) Exhibits


              99.1  Press release of Registrant dated December 4, 2001.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATC HEALTHCARE, INC.



Dated:  December 19, 2001                    By: /s/ ALAN LEVY
                                                --------------------------------
                                                Alan Levy
                                                Senior Vice President
                                                Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number                     Description of Exhibit
--------------                     ----------------------
    99.1                           Press Release, dated December 4, 2001.